Exhibit 99.1


[GRAPHIC OMITTED]                                              [GRAPHIC OMITTED]
[Alcatel Logo]                                        [Lucent Technologies Logo]


                                                                   PRESS RELEASE


   ALCATEL AND LUCENT TECHNOLOGIES ANNOUNCE AMF GRANTS VISA FOR ADMISSION TO
    TRADING PROSPECTUS AND REGISTRATION STATEMENT DECLARED EFFECTIVE BY SEC

PARIS AND MURRAY HILL, N.J., AUGUST 7, 2006 -- Alcatel (Paris: CGEP.PA and NYSE:
ALA) and Lucent Technologies (NYSE: LU) announced today that the French securities regulator, the AUTORITE DES MARCHES FINANCIERS (AMF), granted VISA (approval) number 06-287, dated August 7, 2006, for Alcatel's French admission to trading prospectus relating to Alcatel's new ordinary shares to be issued in connection with the proposed merger transaction.

The NOTE D'OPERATION, along with Alcatel's annual report (DOCUMENT DE REFERENCE) dated March 31, 2006, constitute the prospectus regarding the issuance of new Alcatel ordinary shares and is available on the web sites of Alcatel (WWW.ALCATEL.COM) and the AMF (WWW.AMF-FRANCE.ORG). An English translation of the NOTE D'OPERATION also is available on Alcatel's web site.

In addition, on August 4, 2006, after the close of the stock markets in France and the U.S., the U.S. Securities and Exchange Commission (SEC) declared effective Alcatel's Registration Statement on Form F-4, as amended, registering such Alcatel ordinary shares with the SEC. The Registration Statement includes Lucent's proxy statement for its special meeting of shareowners to be held on September 7, 2006, at which Lucent's shareowners will consider and vote on a proposal to approve and adopt the merger agreement and the proposed merger transaction. Shareowners at the close of business on July 17, 2006 are eligible to vote at the meeting.

The Registration Statement filed with the SEC is available on WWW.ALCATEL.COM and WWW.LUCENT.COM.

Lucent   shareowners   with   questions   regarding  the  special   meeting  of
shareowners or the voting of their shares may contact MacKenzie Partners, Inc. at 800-322-2885 or Morrow & Co., Inc. at 800-573-4370.

ABOUT ALCATEL
Alcatel provides communications solutions to telecommunication carriers, Internet service providers and enterprises for delivery of voice, data and video applications to their customers or employees. Alcatel brings its leading position in fixed and mobile broadband networks, applications and services, to help its partners and customers build a user-centric broadband world. With sales of EURO 13.1 billion and 58,000 employees in 2005, Alcatel operates in more than 130 countries. For more information, visit Alcatel on the Internet:
HTTP://WWW.ALCATEL.COM

ALCATEL PRESS CONTACTS
Regine Coqueran          Tel:+33(0)1 40 76 49 24  REGINE.COQUERAN@ALCATEL.COM
Stephane Lapeyrade       Tel:+33(0)1 40 76 12 74  STEPHANE.LAPEYRADE@ALCATEL.COM

ALCATEL INVESTOR RELATIONS

Pascal Bantegnie         Tel:+33(0)1 40 76 52 20  PASCAL.BANTEGNIE@ALCATEL.COM
Nicolas Leyssieux        Tel:+33(0)1 40 76 37 32  NICOLAS.LEYSSIEUX@ALCATEL.COM
Maria Alcon              Tel:+33(0)1 40 76 15 17  MARIA.ALCON@ALCATEL.COM
Charlotte                Tel:+1 703 668 7016      CHARLOTTE.LAURENT-
Laurent-Ottomane                                  OTTOMANE@ALCATEL.COM

ABOUT LUCENT
Lucent designs and delivers the systems, services and software that drive next-generation communications networks. Backed by Bell Labs research and development, Lucent uses its strengths in mobility, optical, software, data and voice networking technologies, as well as services, to create new revenue-generating opportunities for its customers, while enabling them to quickly deploy and better manage their networks. Lucent's customer base includes communications service providers, governments and enterprises worldwide. For more information on Lucent, which has headquarters in Murray Hill, N.J., U.S.A., visit http://www.lucent.com.

LUCENT PRESS CONTACTS
 Joan Campion               Tel:+ 1 908-582-5832     JOANCAMPION@LUCENT.COM
 Mary Ward                  Tel: +1 908-582-7658     MARYWARD@LUCENT.COM


LUCENT INVESTOR RELATIONS
John DeBono                 Tel: +1 908-582-7793     DEBONO@LUCENT.COM
Dina Fede                   Tel: +1 908-582-0366     FEDE@LUCENT.COM


IMPORTANT ADDITIONAL INFORMATION FILED WITH THE SEC
In connection with the proposed transaction between Alcatel and Lucent, Alcatel has filed a registration statement on Form F-4 (File no. 33-133919) (the "Form F-4"), which includes a definitive proxy statement/prospectus, dated August 4, 2006, relating to the Alcatel ordinary shares underlying the Alcatel American Depositary Shares ("ADS") to be issued in the proposed transaction. Alcatel and Lucent have also filed, and intend to continue to file, additional relevant materials with the SEC, including a registration statement on Form F-6 (the "Form F-6" and together with the Form F-4, the "Registration Statements") to register the Alcatel ADSs to be issued in the proposed transaction. The Registration Statements and the related proxy statement/prospectus contain important information about Alcatel, Lucent, the proposed transaction and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENTS AND THE RELATED PROXY STATEMENT/PROSPECTUS CAREFULLY, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ALL AMENDMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the documents filed with the SEC by Alcatel and Lucent (including the Form F-4, the related proxy statement/prospectus and, when filed, the Form F-6) through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of materials filed with the SEC by Alcatel and Lucent (including the Form F-4, the related proxy statement/prospectus and, when filed, the Form F-6) by contacting Investor Relations at www.lucent.com, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 908-582-8500 and from Alcatel by contacting Investor Relations at www.alcatel.com, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1-40-76-10-10.

Alcatel and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Lucent in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein is included in the Form F-4 and in the definitive proxy statement/prospectus for the proposed transaction. Additional information regarding these directors and executive officers is also included in Alcatel's annual report on Form 20-F filed with the SEC on March 31, 2006, as amended. The Form 20-F is available free of charge at the SEC's web site at www.sec.gov and from Alcatel by contacting Investor Relations at www.alcatel.com, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1-40-76-10-10.

Lucent and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Lucent in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein is included in the Form F-4 and the definitive proxy statement/prospectus for the proposed transaction. Additional information regarding these directors and executive officers is also included in Lucent's proxy statement for its 2006 annual meeting of stockholders, which was filed with the SEC on or about January 3, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Lucent by contacting Investor Relations at www.lucent.com, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 908-582-8500.